UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     Date of Report: December 22, 2005
                     (Date of earliest event reported)

                              FNB CORPORATION
          (Exact name of registrant as specified in its charter)

   Virginia
(State or other
jurisdiction of              000-24141                 54-1791618
incorporation or            (Commission             (I.R.S. Employer
organization)                File Number)            Identification No.)

                              105 Arbor Drive
                       Christiansburg, Virginia 24073
          (Address of principal executive offices, including zip code)

                               540-382-4951
            (Registrant's telephone number, including area code)

                                    n/a
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01.  Entry into a Material Definitive Agreement.

     Following a thorough review of FNB Corporation's (the "Corporation") executive compensation practices and analysis provided by an independent compensation expert retained by the Board, the Independent Directors of the Corporation, in a meeting on December 22, 2005, approved increases in the base salaries of the following named executive officers, effective January 1, 2006. These increases include both annual merit raises and range adjustments to bring the Corporation's executive compensation more in line with that of its peers.

                                       Current Base Salary   2006 Base Salary

William P. Heath, Jr.
President and Chief Executive Officer        $248,000           $273,000

Daniel A. Becker
Executive Vice President and Chief
Financial Officer                            $122,720           $151,720

Keith J. Houghton
Executive Vice President and Chief
Risk Officer                                 $119,600           $140,600

Duane E. Mink
Executive Vice President and General
Counsel                                      $135,000           $140,400


     The Independent Directors also approved the payment of bonuses to the following named executive officers:

                                                             2005 Bonus

William P. Heath, Jr.
President and Chief Executive Officer                         $46,500

Daniel A. Becker
Executive Vice President and Chief Financial Officer          $14,113

Keith J. Houghton
Executive Vice President and Chief Risk Officer               $ 9,200

Duane E. Mink
Executive Vice President and General Counsel                  $ 4,600
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     Mr. Heath's bonus award was based on the bonus target performance criteria outlined in his Employment Agreement with the Corporation, dated June 2, 2003 and amended December 16, 2004 (see Exhibit (10)E to the Corporation's Form 10-Q for the quarter ended June 30, 2003 and Exhibit (10)F to the Corporation's Form 10-K for the year ended December 31, 2004). The bonuses for the other named executive officers were not made pursuant to any written agreements or bonus plan, but were determined in the Independent Directors' discretion based on an assessment of 2005 performance and an analysis of peer bonus compensation provided by the Board's compensation expert.

Item 8.01. Other Events.

     On December 22, 2005, following an in-depth study of optimal organizational structure, the Board of Directors of the Corporation voted unanimously to merge the charters of two of its banking affiliates, FNB Salem Bank & Trust, N.A. and Bedford Federal Savings Bank, N.A., with and into its third and largest banking affiliate, First National Bank.

     The details of the consolidation of affiliate bank charters have not been finalized and will be subject to internal corporate and regulatory approvals. Management's goal is to finalize the consolidation by the Corporation's annual meeting of shareholders to be held on May 9, 2006.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FNB CORPORATION
                                              (Registrant)

                                            /s/ William P. Heath, Jr.
                                            William P. Heath, Jr.
                                            President and Chief Executive
                                            Officer


Date:   December 22, 2005
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